EXHIBIT INDEX

(a)(2)    Articles of Amendment dated November 14, 2002.

(d)(2) Investment Management Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Corporation dated Jan. 9, 2003.

(d)(10) Subadvisory Agreement between American Express Financial Corporation and Turner Investments Partners, Inc.

(d)(11) Subadvisory Agreement between American Express Financial Corporation and American Century Investment Management, Inc.

(d)(12) Subadvisory Agreement between American Express Financial Corporation and Goldman Sachs.

(d)(13) Subadvisory Agreement between American Express Financial Corporation and Eagle Assets.

(e)(3) Distribution Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003.

(g)(3) Custodian Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Trust Company.

(g)(8) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003.

(h)(4) Administrative Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Corporation dated Jan 9, 2003.

(h)(8) Class Y Shareholder Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003.

(h)(9) Transfer Agency Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund, AXP Partners Small Cap Value Fund, AXP Partners Select Value Fund, AXP Partners Small Cap Core Fund, AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Client Service Corporation dated May 1, 2003.

(m)(5) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003.

(m)(6) Plan and Agreement of Distribution of Class C Shares between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003.

(p)(4) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Value Fund and EQSF Advisers, Inc. (Third Avenue), dated March 13, 2003.

(p)(5) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Value Fund and Royce & Associates, Inc. amendend April 10, 2003.